Related Party Transactions	9 Months Ended	12 Months Ended
	Jun. 30, 2023	Sep. 30, 2022
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 14 - RELATED PARTY TRANSACTIONS

On October 1, 2016, the Company entered into employment agreements with the Company’s President and CEO which provides for annual base compensation of $370,000 for a period of three years, which can, at the Company’s election, be paid in cash or Common Stock or deferred if insufficient cash is available, and provides for other benefits, including a discretionary bonus and equity provision for the equivalent of 12 months’ base salary, and an additional one-time severance payment of $2,500,000 upon termination under certain circumstances, as defined in the agreement. On September 16, 2019, this employment agreement was modified for a period of five years to provide an annual salary of $624,000 along with the aforementioned benefits including education reimbursement. The Company recognized expenses of $468,000 for the nine months ended June 30, 2023 and 2022 for the CEO’s base compensation.

The Company had certain promissory notes payable to related parties (see Note 8).

NOTE 15 - RELATED PARTY TRANSACTIONS

On October 1, 2016, the Company entered into employment agreements with two of its officers. The employment agreement with the Company’s President and CEO provides for annual base compensation of $370,000 for a period of three years, which can, at the Company’s election, be paid in cash or Common Stock or deferred if insufficient cash is available, and provides for other benefits, including a discretionary bonus and equity provision for the equivalent of 12 months’ base salary, and an additional one-time severance payment of $2,500,000 upon termination under certain circumstances, as defined in the agreement. On September 16, 2019, this employment agreement was modified to provide an annual salary of $624,000. The Company recognized expenses of $624,000 for the years ended September 30, 2022 and 2021 for the CEO’s base compensation.

On March 28, 2017, Bantec entered into an at-will employment agreement with Matthew Wiles as General Manager of Howco. Under the terms of the employment agreement, Mr. Wiles’ compensation is $140,000 per annum and he also will be eligible for a bonus of 10% of Howco’s gross profits over $1.25 million to be paid in cash after the annual financial statements have been completed and, if applicable, audited for filing with the SEC. Mr. Wiles will also receive options to acquire 0.25 shares of Bantec’s common stock, vesting over five years in equal amounts on the anniversary date of his Employment Agreement. On September 16, 2019, Mr. Wiles’ employment agreement was modified to provide salary of $275,000, and an annual bonus of 2% of net income. At the Company’s discretion, salary and bonus may be paid in cash or stock and payment may be deferred. The difference between the amended agreement and salary paid by Howco is recorded in the accounts of the parent company. $90,866 was recognized as expense in the parent company’s accounts for the year ended September 30, 2021. Mr. Wiles resigned with effective date of June 2, 2021. Under the terms of the employment agreement there is no continuing obligation from either party.

Shares of Common Stock Issued to Former COO

On April 13, 2021, the Company issued 5,000 shares of common stock to its then COO, which were valued at $11.40, based on the stock price on the date of the grant. The cost of $57,000 was charged to accrued salary.

The Company has certain other promissory notes payable to related parties (see Note 9).